UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2007

ALTERNATE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-30414	86-09884116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3325 North Service Road Unit 105, Burlington Ontario		L7N 3G2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (905) 332-3110

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Alternate Energy Corporation (the “Company”) hereby amends the 8-K filed July 11, 2007 in order to clarify to its shareholders that the patent discussed in the foregoing 8-K was published and not yet granted by the United States Patent and Trademark Office. Although the patent has been published, the United States Patent and Trademark Office may not ultimately grant the patent.

On May 10, 2007, the United States Patent and Trademark Office published the Company’s first international patent, No. WO 2007/051309, for a “Process For Preparing a Metallic Salt and Recovering Hydrogen Gas.” The patent will provide for an improved, more efficient and effective process for the concurrent preparation of metallic salt, useful as a food additive, and recovery of hydrogen gas. The patent will also protect an improved process of preparing calcium citrate, magnesium citrate and ferric chloride while generating hydrogen gas. The full patent information is available for public viewing on the World Intellectual Property Organization’s website at www.wipo.int.

The Company issued a press release announcing the publication of the patent award on July 9, 2007. The press release was included as Exhibit 99.1 to the Form 8-K filed July 11, 2007 and incorporated herein by reference.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern; our ability to retain key management personnel; our ability to protect our intellectual property rights; competition in our markets and industry segments; our ability to raise additional capital, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated July 9, 2007 (included as exhibit 99.1 to the Form 8-K filed July 11, 2007 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alternate Energy Corp.
(Registrant)

Date	July 16, 2007

/s/ Blaine Froats
(Signature)

Name: Blaine Froats
Title: Chairman of the Board, President